                                                               FILE NOS: 2-76639
                                                                        811-3428

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             HIGH YIELD BOND TRUST
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                             HIGH YIELD BOND TRUST

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                       NOTICE OF MEETING OF SHAREHOLDERS

                                                                   March 6, 1998

To the Shareholders:

     Notice is hereby given that the Meeting of Shareholders of High Yield Bond Trust (the "Trust") will be held at its office at One Tower Square, Hartford, Connecticut, on Monday, April 27, 1998 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Trustees, each to serve until his or her successor is elected and qualifies.

          2. To ratify the selection of KPMG Peat Marwick, LLP as independent auditors of the Trust for the year ending December 31, 1998.

          3. To delete the fundamental investment restriction that the Trust will not invest in companies which have been in operation for less than three years.

          4. To modify the fundamental investment restriction that now the Trust will not invest more than 5% of its total assets in any issuer with regard to 85% of the Trust's assets.

          5. To act on any and all other business as may properly come before the meeting.

     The close of business on February 20, 1998 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of and to vote at said meeting.

     By order of the Board of Trustees.

                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                             HIGH YIELD BOND TRUST

                 PROXY STATEMENT FOR A MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 27, 1998

     THE BOARD OF TRUSTEES OF HIGH YIELD BOND TRUST (THE "TRUST") SOLICITS YOUR PROXY FOR USE AT A MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT OF IT. The meeting will be held at 9:00 a.m. on Monday April 27, 1998, at the office of the Trust, One Tower Square, Hartford, Connecticut. This proxy material is being mailed to Shareholders beginning on or about March 6, 1998.

GENERAL

     The purpose of Meeting of Shareholders is to elect five (5) members of the Board of Trustees, to ratify the selection of KPMG Peat Marwick, LLP as independent accountants of the Trust for the year ending December 31, 1998 and to delete the fundamental investment restriction that the Trust will not invest in companies which have been in operation for less than three years and to modify the fundamental investment restriction that the Trust will not invest more than 5% of its total assets in any one issuer with regard to 85% of its assets.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to the Trust's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by the Trust. Pursuant to a Management Agreement that became effective on May 1, 1993, The Travelers Insurance Company ("Travelers Insurance") reimburses the Trust for the amount by which the Trust's aggregate annual expenses (including, among other things, the costs of printing, preparing and mailing special meeting notices and proxy solicitation materials) exceed 1.25% of the Trust's average net assets for any fiscal year during which the Management Agreement remains in effect. Travelers Insurance is located at One Tower Square, Hartford, Connecticut 06183.

SHAREHOLDERS AND THE VOTE

     The Trust has one class of Shares representing the entire beneficial interest of the Trust. Each Share ranks equally with every other outstanding Share. Shareholders are entitled to one vote for each full Share owned and fractional votes for fractional Shares. Only beneficial Shareholders of record at the close of business on February 20, 1998, (the record date) will be entitled to notice of and to vote at the meeting. On the record date, there were 8,208,845.165 shares outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a beneficial Shareholder are entitled to provide instructions to cast is set forth on the enclosed proxy card.

     Separate accounts which fund variable annuity contracts and variable life insurance contracts issued by Travelers Insurance and The Travelers Life and Annuity Company ("Travelers Life and Annuity") were the record owners of all of the Shares of the Trust. On that same date, no single shareholder or group beneficially owned more than 5% of the outstanding Shares of the Trust, other than Travelers Insurance and The Travelers Life and Annuity Company.

     This proxy material is being mailed to shareholders, as owners of, or participants in, variable annuity and variable life contracts who had allocated amounts to High Yield Bond Trust through certain separate accounts as of the record date, (i.e. beneficial owners of the Shares). The Shareholders will direct Travelers Insurance and Travelers Life and Annuity how they wish the Shares in which they have a beneficial interest to be voted. Travelers Insurance and Travelers Life and Annuity will vote all Shares held by it as instructed by the contract owners or participants, and intends to vote all Shares for which no instructions are received in the same proportion as they vote Shares for which instructions are received.

VOTE REQUIRED

     Approval of the Proposals require the affirmative "vote of a majority of the outstanding voting securities" of the Trust. Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Shareholders abstain.

ANNUAL REPORT

     The Trust's Annual Report to Shareholders containing financial statements for the fiscal year ended December 31, 1997 was mailed to all Shareholders of record as of December 31, 1997. Copies of the Annual Report and the most recent semi-annual report succeeding the Trust's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 without charge, or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF TRUSTEES

     At the meeting, five (5) members of the Board of Trustees are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 30, 1998.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      TRUSTEE                            PRINCIPAL OCCUPATION                       12/31/97
-------------------   ----------------------------------------------------------   ----------
Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.             None
      Age 64          ("Smith Barney"); Chairman (1993-present), Smith Barney
 Member Since 1995    Strategy Advisors, Inc.; President and Director
                      (1994-present), Mutual Management Corp.; Director and
                      President (1996-present), Travelers Investment Adviser,
                      Inc.; Chairman and Director of forty-two investment
                      companies associated with Smith Barney; Chairman, Board of
                      Trustees, Drew University; Advisory Director, First Empire
                      State Corporation; Chairman, Board of Managers, seven
                      Variable Annuity Separate Accounts of The Travelers
                      Insurance Company+; Chairman, Board of Trustees, five
                      Mutual Funds sponsored by The Travelers Insurance
                      Company++; prior to July 1993, Senior Executive Vice
                      President of Shearson Lehman Brothers Inc.; Vice Chairman
                      of Shearson Asset Management; Director of PanAgora Asset
                      Management, Inc. and PanAgora Asset Management Limited.

  Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Edwards &       None
      Age 74          Angell, Attorneys; Member, Advisory Board (1973-1994),
 Member Since 1983    thirty-one mutual funds sponsored by Keystone Group, Inc.;
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.

 Robert E. McGill,    Retired manufacturing executive. Director (1983-1995),          None
        III           Executive Vice President (1989-1994) and Senior Vice
      Age 66          President, Finance and Administration (1983-1989), The
 Member Since 1990    Dexter Corporation (manufacturer of specialty chemicals
                      and materials); Vice Chairman (1990-1992), Director
                      (1983-1995), Life Technologies, Inc. (life
                      science/biotechnology products); Director (1994-present),
                      The Connecticut Surety Corporation (insurance); Director
                      (1995-present) CN Bioscience, Inc. (life
                      science/biotechnology products); Director (1995-present),
                      Chemfab Corporation (specialty materials manufacturer);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      TRUSTEE                            PRINCIPAL OCCUPATION                       12/31/97
-------------------   ----------------------------------------------------------   ----------
   Lewis Mandell      Dean, College of Business Administration (1995-present),        None
      Age 55          Marquette University; Professor of Finance (1980-1995) and
 Member Since 1990    Associate Dean (1993-1995), School of Business
                      Administration, and Director, Center for Research and
                      Development in Financial Services (1980-1995), University
                      of Connecticut; Director (1992-present), GZA
                      Geoenvironmental Tech, Inc. (engineering services);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.

 Frances M. Hawk,     Private Investor (1997-present), Portfolio Manager              None
     CFA, CFP         (1992-1997), HLM Management Company, Inc. (investment
      Age 50          management); Assistant Treasurer, Pensions and Benefits
 Member Since 1991    Management (1989-1992), United Technologies Corporation
                      (broad-based designer and manufacturer of high technology
                      products); Member, Board of Managers, seven Variable Annu-
                      ity Separate Accounts of The Travelers Insurance Company+;
                      Trustee, five Mutual Funds sponsored by The Travelers
                      Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of Smith Barney, Inc., a wholly owned subsidiary of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Shareholders at which Trustees are to be elected, or if a vacancy in the Board of Trustees occurs between such meetings, the Nominating Committee of the Board of Trustees recommends candidates for nomination as Trustees. The members of the Nominating Committee are those members of the Board of Trustees who are not "interested persons" as defined in the 1940 Act. Currently, these are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1997, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Shareholders. Any Shareholder desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to the Trust's Secretary prior to December 31, 1997.

MEETINGS

     There were four regular meetings and two special meetings of the Board of Trustees during 1997. All members of the Board of Trustees attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

COMPENSATION OF THE BOARD OF TRUSTEES

     Members of the Board of Trustees who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

     In addition, the Fund has adopted an Emeritus Program for non-interested Board members pursuant to which the Fund's Board and the management of the Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by the Fund, must retire from the Board at age
80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                                               AMOUNTS PAID DURING CALENDAR YEAR
                                                  ENDED DECEMBER 31, 1997 FOR
                                                  FIVE MUTUAL FUNDS AND SEVEN
                                                            VARIABLE
        BOARD MEMBER                           SEPARATE ACCOUNTS (AGGREGATE FEE)
        -------------------------------------  ----------------------------------
        Heath B. McLendon                                     N/A
        Knight Edwards                                     $31,500.00
        Robert E. McGill III                               $34,000.00
        Lewis Mandell                                      $34,000.00
        Frances M. Hawk                                    $34,000.00

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Shareholders ratify the action of the Board of Trustees, taken on January 30, 1998 by a unanimous vote, cast in person, including those members of the Board of Trustees who are not interested persons of the Trust, to select the firm of KPMG Peat Marwick LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1997. A representative from KPMG Peat Marwick LLP is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to the Trust by KPMG Peat Marwick LLP were in connection with the audit function for the year 1997 and included primarily the examination of the Trust's financial statements and the review of filings made with the securities and Exchange Commission.

     The Trust did not renew its audit relationship with its former principal accountant, Coopers & Lybrand L.L.P. on January 31, 1997. On that same day, KPMG Peat Marwick LLP was engaged as principal accountant for the Trust. KPMG Peat Marwick LLP serves as the principal accountant for several other affiliated mutual funds.

     The report by Coopers & Lybrand L.L.P. on the financial statements for fiscal years ended December 31, 1996 and 1995, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change principal accountants was approved by the Board of Trustees on January 31, 1996, where it decided to engage KPMG Peat Marwick LLP as the principal accountant to audit the Trust's financial statements since it would promote consistency and possible economies of scale among affiliated mutual funds.

     During the past two years and any subsequent interim period preceding such termination, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

     Attached as Exhibit A is a letter addressed to the Securities and Exchange Commission from Coopers & Lybrand L.L.P. stating that Coopers & Lybrand L.L.P. agrees with the statements set forth above with respect to the change of principal accountants.

     The Board also has an Audit Committee consisting of those members who are not "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk who are not "interested persons" as defined in the 1940 Act. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the Proposal to ratify the selection of KPMG Peat Marwick LLP as independent accountants.

3. PROPOSAL TO DELETE THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE TRUST THAT THE TRUST WILL NOT INVEST IN COMPANIES WHICH HAVE BEEN IN OPERATION FOR LESS THAN THREE YEARS.

     The Board of Trustees has approved, subject to shareholder vote, an amendment to the Trust's fundamental investment restrictions to delete the investment restriction which currently will not permit the Trust to invest more than 5% of its total assets in companies which have been in operation for less than three years so called unseasoned issuers. The Trust's objective is to provide generous income to shareholders. Consistent with this objective, the Trust's assets can be invested in higher risk securities such as "unseasoned" issuers.

CONSIDERATION OF THE BOARD OF TRUSTEES

     After consideration of the relevant factors, the Board of Trustees of the Trust has determined that it is appropriate for shareholders to amend the Trust's fundamental investment restrictions to delete this restriction.

     This investment limitation was originally adopted in response to state "Blue Sky" requirements in connection with the registration of shares of a fund for sale. These requirements are no longer applicable. The 1940 Act does not contain a similar restriction. The Board does not believe that a blanket prohibition against these types of investments is in the best interests of the Trust, since the restriction unnecessarily restricts the Trust's ability to invest in smaller companies in the telecommunications and other growth high yield sectors. Accordingly, it is recommending the change.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust recommends approval of the proposal to amend the Trust fundamental investment restriction by deleting this restriction.

4. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE TRUST TO LIMIT INVESTMENTS TO NOT MORE THAN 5% OF ITS ASSETS IN ANY ONE ISSUER WITH REGARD TO 85% OF THE TRUST'S ASSETS

     The Board of Trustees has approved, subject to shareholder vote, an amendment to the Trust's fundamental investment restrictions to limit the Trust's investments to not more than 5% of its total assets of any one issuer with regard to 85% of the Trust's assets.

CONSIDERATION OF THE BOARD OF TRUSTEES

     After consideration of the relevant factors, the Board of Trustees of the Trust has determined that it is appropriate for shareholders to amend the Trust's fundamental investment restrictions which now limits the Trust's investment to not more than 5% of its total assets of any one issuer.

The Board of Trustees approved an amendment to limit the Trust's investment to not more than 5% of its total assets of any one issuer with regard to 85% of the Trust's assets. The Adviser informed the Board that it needed the flexibility to invest more than the 5% in an issuer up to 15% of the Trust's assets. For example, the current restriction, if the Trust's assets were $100 million, only $5 million could be invested in any one issuer. Under the amended restriction; $15 million could be invested in any one issuer, while the rest of the Trust's assets could be invested not more than 5% in any one issuer. This increase in investment in a single issuer would improve the Adviser's ability to manage the Trust in accordance with its objective and policies. The amendment would not result in the Trust's classification changing from a diversified to a non-diversified company under the 1940 Act.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees recommends that Shareholders vote to amend the Trust's fundamental investment restriction by limiting the Trust's investment to not more than 5% of its total assets of any one issuer with regard to 85% of the Trust's assets.

5.  OTHER BUSINESS

     The Board of Trustees knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy the discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     The Trust does not have annual or any other regularly scheduled meetings of Shareholders, and currently has no plans to hold another meeting of Shareholders of the Trust. Special Meetings of the Shareholders may be called by the Trustees upon the written request of Shareholders owning at least 25% of the outstanding Shares entitled to vote and such written Shareholders request must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

     It is suggested that beneficial Shareholders submit their proposals by Certified Mail -- Return Receipt Requested by December 31, 1998. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Shareholders.

THE INVESTMENT ADVISER

     TAMIC, One Tower Square, Hartford, Connecticut, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 30, 1992.

THE TRUST'S ADMINISTRATION

     Travelers Insurance, One Tower Square, Hartford, Connecticut 06183, is the administrator of the Trust. Travelers has entered into a subadministrative contract with an affiliate, Mutual Management Corp. (formerly Smith Barney Mutual Funds Management, Inc.), to provide these services to the Trust.

OFFICERS OF THE TRUST

         NAME:                         TITLE               POSITION HELD SINCE
         -----                         -----               -------------------
Heath B. McLendon         Chairman and President           January 27, 1995
Ernest J. Wright          Secretary                        October 21, 1994
Kathleen A. McGah         Assistant Secretary              January 27, 1995
Lewis E. Daidone          Treasurer                        October 25, 1996
Irving David              Controller                       October 25, 1996
Thomas Reynolds           Controller                       October 25, 1996
Barbara Brinn             Assistant Treasurer              October 25, 1996
Marianne Motley           Assistant Treasurer              October 25, 1996
Anthony Pace              Assistant Controller             October 25, 1996

     The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                                                       EXHIBIT A

                  [LETTERHEAD OF COOPERS & LYBRAND, L.L.P.]


February 26, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We were informed on February 28, 1997, that the Board of Trustees of High Yield Bond Trust (Commission File Number 2-76639) (the "Trust") voted to replace Coopers & Lybrand L.L.P. as auditors of the Trust effective January 31, 1997. We have read the Statements made by the Board of Trustees of the Trust as part of the definitive Proxy Statement dated March 6, 1998, which we understand was filed with the Commission, pursuant to Regulation 229, Item 304, as part of the Trust's Proxy Book dated March 6, 1998. We agree with the statements concerning our Firm in such Proxy.


Very truly yours,


/s/ Coopers & Lybrand L.L.P.
    Coppers & Lybrand L.L.P.

                             HIGH YIELD BOND TRUST

                                PROXY STATEMENT
    VG-178                                                              1998

                             HIGH YIELD BOND TRUST

    Proxy for a Special Meeting of Shareholders to be held on April 27, 1998

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all shares of High Yield Bond Trust which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 9:00 a.m. on Monday, April 27, 1998 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.


                                                                       WITHHOLD       FOR, except
Please vote by filling in the appropriate box           FOR            AUTHORITY      vote withheld
below, as shown, using blue or black ink                all             for all        for nominees
or dark pencil.  Do not use red ink. [ ]              nominees          nominees       listed below

1.  Election of the Board of Managers - Nominees:       [ ]               [ ]                [ ]
    Heath B. McLendon, Knight Edwards,
    Robert E. McGill, III, Lewis Mandell,
    and Frances M. Hawk.                                                  |_

                                                        FOR             AGAINST            ABSTAIN
2.  Ratification of the selection of KPMG               [ ]               [ ]                [ ]
    Peat Marwick, L.L.P. as independent accountants
    for the fiscal year ending December 31, 1998.
                                                        |_                |_                 |_

3.  To delete the fundamental investment
    restriction that the Trust will not invest
    in companies which have been in operation
    for less than 3 years.                              [ ]               [ ]                [ ]

4.  To modify the fundamental investment
    restriction that the Trust will not invest more
    than 5% of its total assets in any issuer with
    regard to 85% of the Trust's assets.                [ ]               [ ]                [ ]


   In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.          202

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, and 4. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, and 4.


                                 PLEASE MARK, SIGN, DATE AND RETURN THIS
                                 PROXY CARD PROMPTLY USING THE ENCLOSED
                                 PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                 PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                 DATE:                        ,1998
                                      -----------------------
                                 If signing in a representative capacity (as
                                 attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                                 ----------------------------------------------


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                                               Signature(s) if held
                                         jointly (Title(s), if required)     202